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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



Date of Report (Date of earliest event reported) June 24, 2005
                                                ---------------------


                         FairPoint Communications, Inc.
        ----------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


          Delaware                     333-56365                13-3725229
----------------------------   --------------------------   -------------------
(State or other jurisdiction    (Commission File Number)      (IRS Employer
     of incorporation)                                      Identification No.)


          521 East Morehead Street,
                  Suite 250,
          Charlotte, North Carolina                         28202
      -----------------------------------             ------------------
       (Address of principal executive                   (Zip Code)
                   offices)

Registrant's telephone number, including area code (704) 344-8150
                                                  --------------


                                       N/A
               ---------------------------------------------------
         (Former name or former address, if changed since last report.)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 - Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

Effective June 24, 2005, Walter E. Leach, Jr., FairPoint Communications, Inc.'s (the "Company") current Executive Vice President and Chief Financial Officer, was appointed the Company's Executive Vice President, Corporate Development, and will cease to serve as the Company's Chief Financial Officer. In addition, effective June 24, 2005, John P. Crowley, the Company's current Executive Vice President, Finance and Treasurer, was appointed the Company's Executive Vice President and Chief Financial Officer.

Mr. Crowley is fifty years old. Mr. Crowley joined the Company in May 2005 as the Company's Executive Vice President, Finance and Treasurer. From 2000 to 2004, Mr. Crowley was an independent consultant in telecommunications investment banking, serving clients in Europe and the United States. From 1999 to 2000, Mr. Crowley was a Director in corporate finance at PricewaterhouseCoopers, and from 1996 to 1999, he was a Managing Director of investment banking at BT/Alex Brown and its predecessor company.

In a Current Report on Form 8-K filed with the Securities and Exchange Commission on May 24, 2005 (the "May 8-K"), the Company reported that it had entered into a letter agreement (the "Letter Agreement") with Mr. Crowley in connection with his employment with the Company. A summary of the Letter Agreement is contained in the May 8-K and the Letter Agreement is filed as an exhibit thereto.

Item 8.01 - Other Events

On June 27, 2005, the Company issued a press release entitled "FairPoint Promotes Executives to Enhance Strategic Objectives." A copy of the press release is being furnished by being attached hereto as Exhibit 99.1.

Item 9.01 - Financial Statements and Exhibits

         (c) Exhibits

         Exhibit Number            Description
         --------------            -----------

         99.1                      Press Release dated June 27, 2005.

                                   SIGNATURES

           Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                     FAIRPOINT COMMUNICATIONS, INC.


                                     By:  /s/ John P. Crowley
                                          -------------------------------------
                                          Name:   John P. Crowley
                                          Title:  Executive Vice President and
                                                  Chief Financial Officer


Date:  June 27, 2005